Exhibit 99.1

Union Pacific Reports Record Second Quarter Results

Second Quarter Diluted Earnings per Share up 37 percent

FOR IMMEDIATE RELEASE

Second Quarter Results

•	Diluted earnings per share of $1.98 increased 37 percent.
•	Operating income totaled $2.1 billion, up 5 percent.
•	Operating ratio of 63.0 percent, up 1.1 points (see footnote 1).

Omaha, Neb., July 19, 2018 – Union Pacific Corporation (NYSE: UNP) today reported 2018 second quarter net income of $1.5 billion, or a second quarter record $1.98 per diluted share. This compares to $1.2 billion, or $1.45 per diluted share, in the second quarter 2017.

“Overall, I am pleased with the effort put forth by the entire Union Pacific team; however, I recognize the results could have been better,” said Lance Fritz, Union Pacific chairman, president and chief executive officer. “Network performance improved significantly coming out of the First Quarter, but a tunnel outage and train-crew shortages created a headwind in June.  I am confident we have the right plans in place to drive improvement in our operations and a better service experience for our customers.”

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Second Quarter Summary

Operating revenue of $5.7 billion was up 8 percent in the second quarter 2018 compared to the second quarter 2017. Second quarter carloads increased 4 percent compared to 2017. Volume increases in industrial and premium more than offset declines in agricultural products and energy. In addition:

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Quarterly freight revenue improved 8 percent compared to the second quarter 2017, as volume growth, increased fuel surcharge revenue, and core pricing gains were partially offset by negative mix of traffic.

•	Union Pacific’s 63.0 percent operating ratio increased 1.1 points (see footnote) compared to the second quarter 2017.
•	The $2.30 per gallon average quarterly diesel fuel price in the second quarter 2018 was 36 percent higher than the second quarter 2017.
•	Quarterly train speed, as reported to the Association of American Railroads, was 24.7 mph, 3 percent slower than the second quarter 2017.
•	Union Pacific’s first half reportable personal injury rate of 0.76 per 200,000 employee hours was flat compared to the first half of 2017.
•	The Company repurchased 33.2 million shares in the second quarter 2018, including 19.9 million shares received as part of an accelerated share repurchase program.

Summary of Second Quarter Freight Revenues

•	Agricultural Products up 5 percent
•	Energy up 5 percent
•	Industrial up 8 percent
•	Premium up 14 percent

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2018 Outlook

“Looking to the remainder of the year, we expect the strong business environment to continue as we regain our productivity momentum and improve the value proposition for all of our stakeholders,” Fritz said.

Footnote 1:  Certain prior period amounts have been adjusted for the retrospective adoption of Accounting Standard Update 2017-07 related to the presentation of the components of net periodic pension and other postretirement benefit costs.

Second Quarter 2018 Earnings Conference Call

Union Pacific will host its second quarter 2018 earnings release presentation live over the Internet and via teleconference on Thursday, July 19, 2018 at 8:45 a.m. Eastern Time.  The presentation will be webcast live over the internet on Union Pacific’s website at www.up.com/investor.  Alternatively, the webcast can be accessed directly through the following link.  Participants may join the conference call by dialing 877/407-8293 (or for international participants, 201/689-8349).

ABOUT UNION PACIFIC

Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America's most recognized companies, Union Pacific Railroad connects 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. In the past 10 years, 2008-2017, Union Pacific invested approximately $34 billion in its network and operations to support America's transportation infrastructure. The railroad's diversified business mix includes Agricultural Products, Energy, Industrial and Premium. Union Pacific serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada's rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

Union Pacific Investor contact: Mike Staffenbeal at 402-544-4227 or mstaffen@up.com

Union Pacific Media contact:  Raquel Espinoza at 402-544-5034 or respinoza@up.com

Supplemental financial information is attached.

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This presentation and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the Company’s expectations with respect to economic conditions and demand levels and its ability to improve network performance and customer service.  These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934.  Forward-looking statements also generally include, without limitation, information or statements regarding:  projections, predictions, expectations, estimates or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance;  and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved.  Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement.  Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements.  Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2017, which was filed with the SEC on February 9, 2018.  The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made.  The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.  If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.  References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	2nd Quarter				Year-to-Date
For the Periods Ended June 30,	2018	2017	%		2018	2017	%
Operating Revenues
Freight revenues	$5,317	$4,906	8%		$10,439	$9,700	8%
Other	355	344	3		708	682	4
Total operating revenues	5,672	5,250	8		11,147	10,382	7
Operating Expenses
Compensation and benefits*	1,241	1,204	3		2,514	2,466	2
Fuel	643	434	48		1,232	894	38
Purchased services and materials	630	597	6		1,229	1,163	6
Depreciation	546	525	4		1,089	1,045	4
Equipment and other rents	265	273	(3)		531	549	(3)
Other	248	219	13		514	479	7
Total operating expenses	3,573	3,252	10		7,109	6,596	8
Operating Income	2,099	1,998	5		4,038	3,786	7
Other income*	42	50	(16)		-	122	(100)
Interest expense	(203)	(179)	13		(389)	(351)	11
Income before income taxes	1,938	1,869	4		3,649	3,557	3
Income taxes	(429)	(701)	(39)		(830)	(1,317)	(37)
Net Income	$1,509	$1,168	29%		$2,819	$2,240	26%

Share and Per Share
Earnings per share - basic	$1.98	$1.45	37%		$3.67	$2.77	32%
Earnings per share - diluted	$1.98	$1.45	37		$3.65	$2.76	32
Weighted average number of shares - basic	760.5	804.1	(5)		768.4	807.8	(5)
Weighted average number of shares - diluted	763.7	807.2	(5)		771.6	811.0	(5)
Dividends declared per share	$0.73	$0.605	21		$1.46	$1.21	21

Operating Ratio*	63.0%	61.9%	1.1	pts	63.8%	63.5%	0.3	pts
Effective Tax Rate	22.1%	37.5%	(15.4)	pts	22.7%	37.0%	(14.3)	pts

*Certain prior period amounts have been adjusted for the retrospective adoption of Accounting Standard Update 2017-07 related to the presentation of the components of net periodic pension and other postretirement benefit costs.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2nd Quarter			Year-to-Date
For the Periods Ended June 30,	2018	2017	%	2018	2017	%
Freight Revenues (Millions)
Agricultural Products	$1,114	$1,064	5%	$2,212	$2,158	3%
Energy	1,111	1,057	5	2,284	2,081	10
Industrial	1,437	1,334	8	2,777	2,598	7
Premium	1,655	1,451	14	3,166	2,863	11
Total	$5,317	$4,906	8%	$10,439	$9,700	8%
Revenue Carloads (Thousands)
Agricultural Products	285	289	(1)%	564	579	(3)%
Energy	387	391	(1)	806	786	3
Industrial	452	427	6	863	830	4
Premium [a]	1,101	1,038	6	2,117	2,038	4
Total	2,225	2,145	4%	4,350	4,233	3%
Average Revenue per Car
Agricultural Products	$3,903	$3,687	6%	$3,922	$3,728	5%
Energy	2,874	2,702	6	2,835	2,647	7
Industrial	3,178	3,120	2	3,218	3,130	3
Premium	1,503	1,398	8	1,495	1,405	6
Average	$2,389	$2,287	4%	$2,400	$2,292	5%

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Jun. 30,	Dec. 31,
Millions, Except Percentages	2018	2017
Assets
Cash and cash equivalents	$1,604	$1,275
Short-term investments	90	90
Other current assets	2,800	2,641
Investments	1,856	1,809
Net properties	51,947	51,605
Other assets	392	386
Total assets	$58,689	$57,806

Liabilities and Common Shareholders' Equity
Debt due within one year	$1,456	$800
Other current liabilities	2,916	3,139
Debt due after one year	21,357	16,144
Deferred income taxes	11,109	10,936
Other long-term liabilities	1,942	1,931
Total liabilities	38,780	32,950
Total common shareholders' equity	19,909	24,856
Total liabilities and common shareholders' equity	$58,689	$57,806

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended June 30,	2018	2017
Operating Activities
Net income	$2,819	$2,240
Depreciation	1,089	1,045
Deferred income taxes	204	298
Other - net	(79)	(124)
Cash provided by operating activities	4,033	3,459
Investing Activities
Capital investments	(1,614)	(1,589)
Purchases of short-term investments	(60)	(90)
Maturities of short-term investments	60	60
Other - net	(11)	55
Cash used in investing activities	(1,625)	(1,564)
Financing Activities
Debt issued	6,892	1,186
Share repurchase programs	(6,693)	(1,611)
Debt repaid	(1,295)	(444)
Dividends paid	(1,125)	(980)
Net issuance of commercial paper	196	-
Other - net	(54)	(37)
Cash used in financing activities	(2,079)	(1,886)
Net Change in Cash and Cash Equivalents	329	9
Cash and cash equivalents at beginning of year	1,275	1,277
Cash and Cash Equivalents at End of Period	$1,604	$1,286
Free Cash Flow*
Cash provided by operating activities	$4,033	$3,459
Cash used in investing activities	(1,625)	(1,564)
Dividends paid	(1,125)	(980)
Free cash flow	$1,283	$915

*Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	2nd Quarter			Year-to-Date
For the Periods Ended June 30,	2018	2017	%	2018	2017	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	230,938	222,842	4%	457,867	441,756	4%
Employees (average)	42,114	42,256	-	41,925	42,162	(1)
GTMs (millions) per employee	5.48	5.27	4	10.92	10.48	4

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$ 2.30	$ 1.69	36%	$ 2.22	$ 1.72	29%
Fuel consumed in gallons (millions)	270	246	10	537	499	8
Fuel consumption rate*	1.170	1.105	6	1.173	1.130	4

AAR Reported Performance Measures
Average train speed (miles per hour)	24.7	25.4	(3)%	24.8	25.6	(3)%
Average terminal dwell time (hours)	29.5	28.3	4	31.2	29.4	6

Revenue Ton-Miles (Millions)
Agricultural Products	25,908	25,075	3%	51,081	51,236	-%
Energy	40,002	40,317	(1)	83,964	80,503	4
Industrial	25,750	25,095	3	50,040	49,148	2
Premium	25,976	24,335	7	49,951	48,014	4
Total	117,636	114,822	2%	235,036	228,901	3%

*Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2018
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$5,122	$5,317	$10,439
Other revenues	353	355	708
Total operating revenues	5,475	5,672	11,147
Operating Expenses
Compensation and benefits	1,273	1,241	2,514
Fuel	589	643	1,232
Purchased services and materials	599	630	1,229
Depreciation	543	546	1,089
Equipment and other rents	266	265	531
Other	266	248	514
Total operating expenses	3,536	3,573	7,109
Operating Income	1,939	2,099	4,038
Other income/(expense)	(42)	42	-
Interest expense	(186)	(203)	(389)
Income before income taxes	1,711	1,938	3,649
Income taxes	(401)	(429)	(830)
Net Income	$1,310	$1,509	$2,819

Share and Per Share
Earnings per share - basic	$1.69	$1.98	$3.67
Earnings per share - diluted	$1.68	$1.98	$3.65
Weighted average number of shares - basic	776.4	760.5	768.4
Weighted average number of shares - diluted	779.6	763.7	771.6
Dividends declared per share	$0.73	$0.73	$1.46

Operating Ratio	64.6%	63.0%	63.8%
Effective Tax Rate	23.4%	22.1%	22.7%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2018
	1st Qtr	2nd Qtr	Year-to-Date
Freight Revenues (Millions)
Agricultural Products	$1,098	$1,114	$2,212
Energy	1,173	1,111	2,284
Industrial	1,340	1,437	2,777
Premium	1,511	1,655	3,166
Total	$5,122	$5,317	$10,439
Revenue Carloads (Thousands)
Agricultural Products	279	285	564
Energy	419	387	806
Industrial	411	452	863
Premium [a]	1,016	1,101	2,117
Total	2,125	2,225	4,350
Average Revenue per Car
Agricultural Products	$3,942	$3,903	$3,922
Energy	2,799	2,874	2,835
Industrial	3,262	3,178	3,218
Premium	1,487	1,503	1,495
Average	$2,411	$2,389	$2,400

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Adjusted Debt / Adjusted EBITDA*

Millions, Except Ratios	Jun. 30,	Dec. 31,
for the Twelve Months Ended	2018	2017
Net income	$11,291	$10,712
Less:
Other income	123	245
Add:
Income tax expense/(benefit)	(3,567)	(3,080)
Depreciation	2,149	2,105
Interest expense	757	719
EBITDA	$10,507	$10,211
Interest on present value of operating leases	89	98
Adjusted EBITDA (a)	$10,596	$10,309
Debt	$22,813	$16,944
Net present value of operating leases	2,073	2,140
Unfunded pension and OPEB, net of taxes of $133 and $238	470	396
Adjusted debt (b)	$25,356	$19,480
Adjusted debt / Adjusted EBITDA (b/a)	2.4	1.9

*Total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by net income less income tax benefit and other income plus depreciation, interest expense, and interest on present value of operating leases. Operating leases were discounted using 4.3% at June 30, 2018, and 4.6% at December 31, 2017. Adjusted debt to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, and interest on present value of operating leases) is considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income. The table above provides reconciliations from net income to adjusted debt to adjusted EBITDA.